Exhibit 99.1

GMACM 04-J6 GROUP 2

251mm (approx.) 30YR JUMBO A

All characteristics below are approximate:

Settlement Date: 12/31/04

Total Deal Size (all loan groups): Approx. 404mm

Servicers: GMAC Mortgage Corporation

Trustee: JP Morgan Chase

Call Feature: 10%

Compensating Interest Feature: Interest shortfalls resulting from full or partial principal prepayments of Mortgage Loans will be compensated to the extent of the aggregate amount of the Servicing Fees on the related Remittance Date.

Total # of Loan Groups: 2
Collateral Type and Size of Each Loan Group:	15yr Jumbo A (153mm)
30yr Jumbo A (251mm)

Do subordinate bonds cross-collateralized multiple loan groups: Yes

CA: Approx 40% ( Max 40%)

Gross WAC: 5.90

WAC Range = 5.125 – 6.875

Pass Through Rate = 5.50

WAM = 357

Weighted Average Loan Balance: Approx 458,160

Maximum Loan Size: 1,308,087

# of loans > $1,000,000: 1

Weighted Average LTV: Approx. 69.7%

% LTV > 80%: Approx. 1.9%

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful to registration under the securities laws of such jurisdiction. The securities may not be sold nor an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

% LTV > 80% without PMI: 0.0%

Weighted Average FICO: Approx. 736

% FICO < 650 (including zero and no ficos): Approx. 3.61%

% FICO < 600 (including zero and no ficos): Approx. 0%

% Owner Occupied: Approx. 94.1%

% Purchase: Approx. 40%

% Cash Out Refinance: Approx. 33%

% Rate/Term Refinance: Approx. 27%

% Full/Alt Documentation: Approx. 92%

% Single Family and PUD: Approx. 96%

Top 3 States and % of each: CA – Approx 40% (Max 40%), MA –12%, NJ – 7%

Stip to No Indymac Origination: None.

Stip to No MH Loans: None

Stip to No Section 32 Loans: None

Credit Enhancement % to AAAs: Approx. 2.85%

% Prepay Penalty Loans: 0%

% Interest Only Loans: 0%

% Balloon Loans: 0%

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful to registration under the securities laws of such jurisdiction. The securities may not be sold nor an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

WE OWN AND OFFER

155mm (approx.) GMACM 2004-J6

Group 1 - 15YR Jumbo A

ALL NUMBERS APPROXIMATE

GROSS WAC:	5.45% (+/- 0.05%)
WAM:	176 (+/- 2 months)
WA LTV:	64%
WA FICO:	735 (+/- 10)

CALIFORNIA:	Max 25%
AVERAGE LOAN BALANCE:	$454,000 (+/- 10k)

CASH-OUT REFI:	30%
OWNER OCCUPIED:	88%
SFD/PUD:	93%

RATING: “Aaa/AAA” (by two rating agencies, to be determined)
ESTIMATED CREDIT SUPPORT:	1.15%

SETTLEMENT:	12/31/2004

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES.

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

WE OWN AND OFFER

250mm (approx.) GMACM 2004-J6

Group 2 - 30YR Jumbo A

ALL NUMBERS APPROXIMATE

GROSS WAC:	5.90%
WAM:	357
WA LTV:	70%
WA FICO:	736

CALIFORNIA:	Max 40%
AVERAGE LOAN BALANCE:	$458,000

CASH-OUT REFI:	33%
OWNER OCCUPIED:	94%
SFD/PUD:	96%

FULL DOC:	93%

RATING: “Aaa/AAA” (by two rating agencies, to be determined)
ESTIMATED CREDIT SUPPORT:	2.85%

SETTLEMENT:	12/31/2004

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES.

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.